Exhibit 99.3 February 10, 2011 2010 Full-Year and Fourth-Quarter Results 1

Introduction
Unless otherwise stated, we will be talking about results for the full-year or fourth-quarter 2010 and comparing them with the same period in 2009
References to PMI volumes refer to PMI shipment data, unless otherwise stated
Industry volume and market shares are the latest data available from a number of internal and external sources
Acquisitions, for the purposes of this presentation, also include our business combination with Fortune Tobacco Corporation in the Philippines
Organic volume refers to volume excluding acquisitions
Net revenues exclude excise taxes
OCI stands for Operating Companies Income, which is defined as operating income before general corporate expenses and the amortization of intangibles. OCI growth rates are on an adjusted basis which excludes asset impairment, exit and other costs
Data tables showing adjustments to net revenues and Operating Companies
Income, or “OCI”, for currency, acquisitions, asset impairment, exit and other costs, free cash flow calculations, adjustments to EPS, and reconciliations to
U.S. GAAP measures are at the end of today’s web cast slides and are posted on our web site

Forward-Looking and Cautionary Statements
This presentation and related discussion contain statements that, to the extent they do not relate strictly to historical or current facts, constitute
“forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements are based on current plans, estimates and expectations, and are not guarantees of future performance. They are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. PMI undertakes no obligation to publicly update or revise any forward-looking statements, except in the normal course of its public disclosure obligations. The risks and uncertainties relating to the forward-looking statements in this presentation include those described under Item 1A.
“Risk Factors” in PMI’s Form 10-Q for the quarter ended September 30,
2010, filed with the Securities and Exchange Commission.

2010 PMI Highlights
Solid financial performance, given:
Unprecedented excise tax increases in six markets
Continued economic uncertainty and high unemployment
Consumer downtrading in some markets
More pronounced patterns of heightened price competition
Surge in illicit trade in markets where disruptive tax increases were implemented
Robust increases in EPS and cash flow
Outperformed our international competitors in terms of
organic volume and market share growth
Source: PMI Financials and PMI estimates
•
•
•
–
–
–
–
–

2010 Strategic Highlight - Philippines
Business combination with
Fortune Tobacco in February
2010
101 billion unit market,
characterized by favorable
demographics and increasing
purchasing power
Strong potential for solid income
growth
(a) Excluding China
Source: PMI estimates
19.1
24.1
15
25
2009 2010
(%)
PMI Asia Region Market Share
(a)

PMI Results
Source: PMI Financials
- 5.1% + 3.1% - 2.5% + 4.1% Cigarette Volume
Excl.
Acquisitions Actual
Excl.
Acquisitions Actual
Fourth-Quarter 2010 Full-Year 2010
(% Growth vs. same
period in 2009)

34.6
35.0
36.2
32
37
2009 2010 Q4
34.9
35.5
36.1
32
37
2009 2010 Q4
PMI Market Share Developments
(a)
(a) Excluding USA and China. Historical data adjusted for pro-forma inclusion of business combination with FTC in the Philippines
(b) Also excluding duty-free
(c) List of Organisation for Economic Co-operation and Development (OECD) member countries are listed on their website (www.oecd.org)
Source: PMI estimates
(%)
23.7
24.0
24.1
20
25
2009 2010 Q4
Non-OECD Markets
(b)
(%)
2010
2010
27.7
27.9
28.1
25
30
2009 2010 Q4
Total (%) Top 30 OCI Markets
(%)
2010
2010
OECD Markets
(b)(c)

8 Marlboro – Market Share 8.8 8.9 9.0 9.1 9.2 9.3 2009 2010 Marlboro Global Share of Market (a) – 6 Months Moving Average (%) (a) Excluding China and USA Source: PMI estimates Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1

4.9
6.1
4.3
2.3
0

2007 2010 2007 2010
L&M
Market Share
(%)
(a) Eastern Europe markets are: Armenia, Azerbaijan, Belarus, Georgia, Kazakhstan, Kyrgyzstan, Moldova, Mongolia, Russia, Tadjikistan,
Turkmenistan, Ukraine and Uzbekistan
Source: PMI estimates
EU Region Eastern Europe
(a)

PMI Results
Source: PMI Financials
+ 2.8% + 4.8% + 3.4% + 8.7% Net Revenues
Excl. Curr. &
Acquisitions Actual
Excl. Curr. &
Acquisitions Actual
Fourth-Quarter 2010 Full-Year 2010
(% Growth vs. same
period in 2009)

PMI Results
Source: PMI Financials
+ 9.9% + 12.2% + 5.8% + 10.3% Adjusted OCI
+ 2.8% + 4.8% + 3.4% + 8.7% Net Revenues
Excl. Curr. &
Acquisitions Actual
Excl. Curr. &
Acquisitions Actual
Fourth-Quarter 2010 Full-Year 2010
(% Growth vs. same
period in 2009)

12 Pricing Variance 1,082 580 1,223 1,984 1,662 0 2,000 2008 2009 2010 ($ million) Q4 YTD Sep 35% Source: PMI Financials

Operating Margins
Adjusted OCI Margins
2.6 37.7 40.3 0.9 41.7 42.6 Total
0.7 28.0 28.7 0.3 30.0 30.3 LA&C
8.9 29.3 38.2 1.4 37.3 38.7 Asia
0.7 36.4 37.1 2.4 39.2 41.6 EEMA
0.7 pp 48.0% 48.7% 0.2 pp 50.2% 50.4 % EU
Variance 2009 2010
(a)
Variance 2009 2010
(a)
Fourth-Quarter Full-Year
(a) Excluding currency and acquisitions
Source: PMI Financials

PMI Results
+ 18.5%
(a)
+ 19.8% + 14.0%
(a)
+ 17.6%  Adjusted diluted EPS
+ 9.9% + 12.2% + 5.8% + 10.3% Adjusted OCI
+ 2.8% + 4.8% + 3.4% + 8.7% Net Revenues
Excl. Curr. &
Acquisitions Actual
Excl. Curr. &
Acquisitions Actual
Fourth-Quarter 2010 Full-Year 2010
(% Growth vs. same
period in 2009)
(a) Only excludes currency
Source: PMI Financials

Cash Flow
(a) Free cash flow equals net cash provided by operating activities less capital expenditures
Source: PMI Financials
Free Cash Flow
(a)
($ million)
+21.7%
Improvement driven in
large part by the strict
management of our
working capital, and in
particular a reduction in
our receivables and in
inventories
7,169
8,724
5,000
6,000
7,000
8,000
9,000
10,000
2009 2010

16 Cumulative Operating Cash Flow (2008-2010) 6.6 7.9 7.3 7.9 7.8 9.4 21.7 25.2 March 2008 Actual 2008 2009 2010 ($ billion) Source: PMI Financials Forecast Results

Shareholder Returns
Cumulative increase in dividend of 39.1% since March
2008 spin-off
By the end of December 2010, total of 334 million shares
had been repurchased, representing 15.8% of shares
outstanding at that time, at an average price of $47.83
•
•

2011 EPS Guidance
At prevailing exchange rates, reported diluted EPS
guidance for 2011 is $4.35 to $4.45, versus $3.92 in 2010
On an adjusted basis, compared to $3.87 in 2010, this
corresponds to a growth rate of approximately 12.5% to
15% at prevailing exchange rates, or approximately 10%
to 12.5% on a currency neutral basis
2011 guidance assumes an effective underlying tax rate
that is expected to be some 70 basis points higher than
that incurred in 2010
Source: PMI Forecasts
•
•
•

19 Excise Taxation Disruptive excise tax increases remain the key risk to our business Outlook is for reasonable increases in 2011 other than in Mexico • •

Excise Taxation
Disruptive excise tax increases remain the key risk to our
business
Outlook is for reasonable increases in 2011 other than in
Mexico
New EU excise tax directive since January 2011
Important structural improvements in excise tax systems
in France, Greece, the Netherlands and Sweden
Visibility in Germany for five-year period

2011 Business Outlook
Reasonable excise tax increases, except Mexico
High unemployment continuing to impact industry volumes
and mix
Recent events in North Africa likely to impact our performance there, but hope this will be a temporary phenomenon

2011 Business Outlook
Reasonable excise tax increases, except Mexico
High unemployment continuing to impact industry volumes
and mix
Recent events in North Africa likely to impact our performance there, but hope this will be a temporary phenomenon
Organic volume performance expected to be in line with 2010

2011 Business Outlook
Reasonable excise tax increases, except Mexico
High unemployment continuing to impact industry volumes
and mix
Recent events in North Africa likely to impact our performance there, but hope this will be a temporary phenomenon
Organic volume performance expected to be in line with 2010
Anticipate a solid market share performance

2011 Business Outlook
Reasonable excise tax increases, except Mexico
High unemployment continuing to impact industry volumes
and mix
Recent events in North Africa likely to impact our performance there, but hope this will be a temporary phenomenon
Organic volume performance expected to be in line with 2010
Anticipate a solid market share performance
Pricing will continue to be the key driver of profitability growth

2011 Business Outlook
Reasonable excise tax increases, except Mexico
High unemployment continuing to impact industry volumes
and mix
Recent events in North Africa likely to impact our performance there, but hope this will be a temporary phenomenon
Organic volume performance expected to be in line with 2010
Anticipate a solid market share performance
Pricing will continue to be the key driver of profitability growth
Some continued pressure on costs

2011 Business Outlook
Reasonable excise tax increases, except Mexico
High unemployment continuing to impact industry volumes
and mix
Recent events in North Africa likely to impact our performance there, but hope this will be a temporary phenomenon
Organic volume performance expected to be in line with 2010
Anticipate a solid market share performance
Pricing will continue to be the key driver of profitability growth
Some continued pressure on costs
$250 million pretax target for cost savings in 2011

2011 Business Outlook
Reasonable excise tax increases, except Mexico
High unemployment continuing to impact industry volumes
and mix
Recent events in North Africa likely to impact our performance there, but hope this will be a temporary phenomenon
Organic volume performance expected to be in line with 2010
Anticipate a solid market share performance
Pricing will continue to be the key driver of profitability growth
Some continued pressure on costs
$250 million pretax target for cost savings in 2011
Forecast strong cash flow performance
$5 billion in share repurchases anticipated in 2011
•
•
•
•
•
•
•
•
•
•

2011 Business Outlook
Reasonable excise tax increases, except Mexico
High unemployment continuing to impact industry volumes
and mix
Recent events in North Africa likely to impact our performance there, but hope this will be a temporary phenomenon
Organic volume performance expected to be in line with 2010
Anticipate a solid market share performance
Pricing will continue to be the key driver of profitability growth
Some continued pressure on costs
$250 million pretax target for cost savings in 2011
Forecast strong cash flow performance
$5 billion in share repurchases anticipated in 2011
2011: another solid year of growth expected for PMI

29 Questions & Answers 2010 Full-Year and Fourth-Quarter Results

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments for the Impact of Currency and Acquisitions
For the Quarters Ended December 31,
($ in millions)
(Unaudited)
(1) Represents the business combination in the Philippines
(2) Represents the business combination in the Philippines, including $20 million of asset impairment and exit costs due to a contract termination
Reported Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes
Less
Currency
Reported Net
Revenues
excluding
Excise Taxes &
Currency
Less
Acquisi-
tions
Reported Net
Revenues
excluding
Excise Taxes,
Currency &
Acquisitions
Reported Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes      Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
6,997 $             4,804 $            2,193 $             (166) $        2,359 $               - $           2,359 $            European Union 7,562 $             5,196 $             2,366 $             (7.3)% (0.3)% (0.3)%
4,263                2,385               1,878                (29)             1,907                  -              1,907               EEMA 3,912                2,039                1,873                0.3% 1.8% 1.8%
4,141                2,035               2,106                127             1,979                  171
(1)
1,808               Asia 3,439                1,725                1,714                22.9% 15.5% 5.5%
2,406                1,546               860                   28               832                      -              832                  Latin America & Canada 2,095                1,331                764                   12.6% 8.9% 8.9%
17,807 $           10,770 $          7,037 $             (40) $          7,077 $               171 $      6,906 $            PMI Total 17,008 $           10,291 $           6,717 $             4.8% 5.4% 2.8%
Reported
Operating
Companies
Income
Less
Currency
Reported
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Reported
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income      Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
1,031 $             (110) $        1,141 $               - $           1,141 $            European Union 1,109 $             (7.0)% 2.9% 2.9%
740                   33 707 - 707                  EEMA 681                   8.7% 3.8% 3.8%
790
79 711 21
(2)
690                  Asia 503                   57.1% 41.4% 37.2%
254                   16 238 (1) 239                  Latin America & Canada 214                   18.7% 11.2% 11.7%
2,815 $             18 $            2,797 $               20 $        2,777 $            PMI Total 2,507 $             12.3% 11.6% 10.8%
2010 2009
% Change in Reported Operating
Companies Income
2010 2009
% Change in Reported Net Revenues
excluding Excise Taxes

Reported
Operating
Companies
Income
Less
Asset
Impairment &
Exit Costs
Adjusted
Operating
Companies
Income
Less
Currency
Adjusted
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income
Less
Asset
Impairment &
Exit Costs
Adjusted
Operating
Companies
Income Adjusted
Adjusted
excluding
Currency
Adjusted
excluding
Currency &
Acquisitions
1,031 $           (7) $                      1,038 $           (110) $             1,148 $           - $                       1,148 $           European Union 1,109 $           (26) $               1,135 $           (8.5)% 1.1% 1.1%
740                 -                           740                 33                   707                 -                          707                 EEMA 681                 -                       681                 8.7% 3.8% 3.8%
790                 (20)                       810                 79                   731                 41
(1)
690                 Asia 503                 -                       503                 61.0% 45.3% 37.2%
254                 -                           254                 16                   238                 (1)                        239                 Latin America & Canada 214                 -                       214                 18.7% 11.2% 11.7%
2,815 $           (27) $                    2,842 $           18 $                2,824 $           40 $                    2,784 $           PMI Total 2,507 $           (26) $               2,533 $           12.2% 11.5% 9.9%
% Points Change
Adjusted
Operating
Companies
Income
excluding
Currency
Net Revenues
excluding
Excise Taxes &
Currency
(2)
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Net Revenues
excluding
Excise Taxes,
Currency &
Acquisitions
(2)
Adjusted
Operating
Companies
Income
Margin
excluding
Currency &
Acquisitions
Adjusted
Operating
Companies
Income
Net Revenue
excluding
Excise
Taxes
(2)
Adjusted
Operating
Companies
Income
Margin
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income
Margin
excluding
Currency &
Acquisitions
1,148 $           2,359 $                48.7% 1,148 $           2,359 $              48.7% European Union 1,135 $           2,366 $           48.0% 0.7 0.7
707                 1,907                   37.1% 707                 1,907                 37.1% EEMA 681                 1,873              36.4% 0.7 0.7
731                 1,979                   36.9% 690                 1,808                 38.2% Asia 503                 1,714              29.3% 7.6 8.9
238                 832                       28.6% 239                 832                     28.7% Latin America & Canada 214                 764                 28.0% 0.6 0.7
2,824 $           7,077 $                39.9% 2,784 $           6,906 $              40.3% PMI Total 2,533 $           6,717 $           37.7% 2.2 2.6
% Change in Adjusted Operating
Companies Income
2009
2010 2009
2010
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Quarters Ended December 31,
($ in millions)
(Unaudited)
(1) Represents the business combination in the Philippines
(2) For the calculation of net revenues excluding excise taxes, currency and acquisitions refer to previous slide

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency
For the Quarters Ended December 31,
(Unaudited)
2010 2009 % Change
Reported Diluted EPS 0.96 $                      0.80 $               20.0%
Adjustments:
Asset impairment and exit costs 0.01 0.01
Adjusted Diluted EPS 0.97 $                      0.81 $               19.8%
Less:
Currency Impact 0.01
Adjusted Diluted EPS, excluding Currency 0.96 $                      0.81 $               18.5%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency
For the Quarters Ended December 31,
(Unaudited)
2010 2009 % Change
Reported Diluted EPS 0.96 $                      0.80 $               20.0%
Less:
Currency Impact 0.01
Reported Diluted EPS, excluding Currency 0.95 $                      0.80 $               18.8%

Reported Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes
Less
Currency
Reported Net
Revenues
excluding
Excise Taxes &
Currency
Less
Acquisi-
tions
Reported Net
Revenues
excluding
Excise Taxes,
Currency &
Acquisitions
Reported
Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes      Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
28,050 $           19,239 $           8,811 $           (172) $        8,983 $               3 $          8,980 $            European Union 28,550 $     19,509 $           9,041 $             (2.5)% (0.6)% (0.7)%
15,928              8,519                7,409              76               7,333                  80           7,253               EEMA 13,865        7,070                6,795                9.0% 7.9% 6.7%
15,235              7,300                7,935              611             7,324                  548
(1)
6,776               Asia 12,413        5,885                6,528                21.6% 12.2% 3.8%
8,500                5,447                3,053              179             2,874                  -              2,874               Latin America & Canada 7,252          4,581                2,671                14.3% 7.6% 7.6%
67,713 $           40,505 $           27,208 $         694 $          26,514 $             631 $      25,883 $          PMI Total 62,080 $     37,045 $           25,035 $           8.7% 5.9% 3.4%
Reported
Operating
Companies
Income
Less
Currency
Reported
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Reported
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income      Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
4,311 $             (191) $        4,502 $               2 $          4,500 $            European Union 4,506 $             (4.3)% (0.1)% (0.1)%
3,152                107 3,045 28 3,017               EEMA 2,663                18.4% 14.3% 13.3%
3,049                342 2,707 84
(2)
2,623               Asia 2,436                25.2% 11.1% 7.7%
953                   85 868 (3) 871                  Latin America & Canada 666                   43.1% 30.3% 30.8%
11,465 $           343 $          11,122 $             111 $      11,011 $          PMI Total 10,271 $           11.6% 8.3% 7.2%
% Change in Reported Net Revenues
excluding Excise Taxes
2010 2009
% Change in Reported Operating
Companies Income
2010 2009
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments for the Impact of Currency and Acquisitions
For the Years Ended December 31,
($ in millions)
(Unaudited)
(1) Represents the business combination in the Philippines
(2) Represents the business combination in the Philippines, including $20 million of asset impairment and exit costs due to a contract termination

Reported
Operating
Companies
Income
Less
Asset
Impairment &
Exit Costs
Adjusted
Operating
Companies
Income
Less
Currency
Adjusted
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income
Less
Asset
Impairment /
Exit Costs &
Other
Adjusted
Operating
Companies
Income Adjusted
Adjusted
excluding
Currency
Adjusted
excluding
Currency &
Acquisitions
4,311 $           (27) $                      4,338 $           (191) $             4,529 $           2 $                      4,527 $           European Union 4,506 $           (29) $               4,535 $           (4.3)% (0.1)% (0.2)%
3,152              -                             3,152              107                 3,045              28                       3,017              EEMA 2,663              -                       2,663              18.4% 14.3% 13.3%
3,049              (20)                         3,069              342                 2,727              104
(1)
2,623              Asia 2,436              -                       2,436              26.0% 11.9% 7.7%
953                 -                             953                 85                   868                 (3)                        871                 Latin America & Canada 666                 (135)
(2)
801                 19.0% 8.4% 8.7%
11,465 $         (47) $                      11,512 $         343 $              11,169 $         131 $                 11,038 $         PMI Total 10,271 $         (164) $             10,435 $         10.3% 7.0% 5.8%
% Points Change
Adjusted
Operating
Companies
Income
excluding
Currency
Net Revenues
excluding Excise
Taxes &
Currency
(3)
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Net Revenues
excluding
Excise Taxes,
Currency &
Acquisitions
(3)
Adjusted
Operating
Companies
Income
Margin
excluding
Currency &
Acquisitions
Adjusted
Operating
Companies
Income
Net Revenues
excluding
Excise
Taxes
(3)
Adjusted
Operating
Companies
Income
Margin
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income
Margin
excluding
Currency &
Acquisitions
4,529 $           8,983 $                 50.4% 4,527 $           8,980 $              50.4% European Union 4,535 $           9,041 $           50.2% 0.2 0.2
3,045              7,333                     41.5% 3,017              7,253                 41.6% EEMA 2,663              6,795              39.2% 2.3 2.4
2,727              7,324                     37.2% 2,623              6,776                 38.7% Asia 2,436              6,528              37.3% (0.1) 1.4
868                 2,874                     30.2% 871                 2,874                 30.3% Latin America & Canada 801                 2,671              30.0% 0.2 0.3
11,169 $         26,514 $               42.1% 11,038 $         25,883 $            42.6% PMI Total 10,435 $         25,035 $         41.7% 0.4 0.9
2009
2010 2009
2010
% Change in Adjusted Operating
Companies Income
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Years Ended December 31,
($ in millions)
(Unaudited)
(1) Represents the business combination in the Philippines
(2) Represents the 2009 Colombian investment and cooperation agreement charge
(3) For the calculation of net revenues excluding excise taxes, currency and acquisitions refer to previous slide

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency
For the Years Ended December 31,
(Unaudited)
2010 2009 % Change
Reported Diluted EPS 3.92 $                      3.24 $               21.0%
Adjustments:
Colombian investment and cooperation agreement charge - 0.04
Tax items (0.07) -
Asset impairment and exit costs 0.02 0.01
Adjusted Diluted EPS 3.87 $                      3.29 $               17.6%
Less:
Currency Impact 0.12
Adjusted Diluted EPS, excluding Currency 3.75 $                      3.29 $               14.0%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency
For the Years Ended December 31,
(Unaudited)
2010 2009 % Change
Reported Diluted EPS 3.92 $                      3.24 $               21.0%
Less:
Currency Impact 0.12
Reported Diluted EPS, excluding Currency 3.80 $                      3.24 $               17.3%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Cash Flow to Free Cash Flow and Free Cash Flow, excluding Currency
Reconciliation of Operating Cash Flow to Operating Cash Flow, excluding Currency
For the Quarters and Years Ended December 31,
($ in millions)
(Unaudited)
(a) Operating Cash Flow
For the Quarters Ended For the Years Ended
December 31, December 31,
2010 2009 % Change 2010 2009 % Change
Net cash provided by operating activities
(a)
1,581 $                 1,465 $                 7.9% 9,437 $                 7,884 $                 19.7%
Less:
Capital expenditures 230 232 713 715
Free cash flow 1,351 $                 1,233 $                 9.6% 8,724 $                 7,169 $                 21.7%
Less:
Currency impact 6 (2)
Free cash flow, excluding Currency 1,345 $                 1,233 $                 9.1% 8,726 $                 7,169 $                 21.7%
For the Quarters Ended For the Years Ended
December 31, December 31,
2010 2009 % Change 2010 2009 % Change
Net cash provided by operating activities
(a)
1,581 $                 1,465 $                 7.9% 9,437 $                 7,884 $                 19.7%
Less:
Currency impact 5 23
Net cash provided by operating activities,
excluding Currency
1,576 $                 1,465 $                 7.6% 9,414 $                 7,884 $                 19.4%

2010 Full-Year and Fourth-Quarter Results February 10, 2011 39